UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934






                        Date of Report: January 28, 2002



                         Universal Forest Products, Inc.
             (Exact name of registrant as specified in its charter)




         Michigan                  00-22684                      38-1465835
(State or other jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)               Identification No.)




      2801 East Beltline, NE
      Grand Rapids, Michigan                                49525
(Address of principal executive offices)                  (Zip Code)




                                 (616) 364-6161
                         (Registrant's telephone number,
                              including area code)

Item 5   OTHER EVENTS

On January 28, 2002, Universal Forest Products, Inc., issued the press release attached as Exhibit 99.1 to this Form 8-K.

Item 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(c)      Exhibits

         99.1     Press Release dated January 28, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      UNIVERSAL FOREST PRODUCTS, INC.
                                               (Registrant)

Dated:  January 28, 2002

                                      By /s/ Michael R. Cole
                                        ----------------------------------------
                                        Michael R. Cole, Chief Financial Officer
                                        and Treasurer

                                 EXHIBIT INDEX

Exhibit Number             Document

     99.1                  Press Release dated January 28, 2002.

news release
- --------AT THE COMPANY---------        ---------Fleishman Hillard---------
Michael R. Cole                        Jim Ankner
Chief Financial Officer                Vice President
616/364-6161                           212/453-2198
FOR IMMEDIATE RELEASE
MONDAY, JANUARY 28, 2002

            Universal Forest Products, Inc. Posts Record 2001 Results
                 Reports 25% Increase in Fourth Quarter Earnings

Grand Rapids,  MI, January 28, 2002 - Universal Forest Products,  Inc.  (Nasdaq:
UFPI) today announced record fourth quarter net earnings of $4.1 million or $0.20 per share (diluted), a 25% increase over net earnings of $3.3 million or $0.16 per share (diluted) reported for the fourth quarter of 2000. Net sales for the quarter were $326.4 million, an increase of 16.4% over net sales of $280.4 million reported for the same quarter last year.

For the year ended December 29, 2001, net earnings were $33.1 million or $1.63 per share (diluted) compared to $30.4 million or $1.49 per share (diluted) a year ago. Net sales for the year were $1.53 billion, a 10.3% increase over net sales of $1.39 billion in 2000.

"We are pleased to have achieved such strong results in a year when the economy and many of our markets presented so many challenges," said William G. Currie, UFPI's chief executive officer. "Our diversity, commitment to serving our customers, and sound acquisitions have allowed us to continue to grow despite price deflation in the wood fiber market, a soft manufactured housing market, and a depressed economy. Our performance this year is a tribute to the incredible employees of Universal, who remain focused on our goals and who exhibit a strong work ethic and sense of perseverance."

Currie added that favorable weather conditions in the fourth quarter helped drive strong sales to the Do-It-Yourself ("D-I-Y") market in many areas of the United States.

By market,  Universal posted annual sales of:

|X|  $738.9 million in  retail  D-I-Y,  up  11.9%  from  2000;

|X|  $308.7 million in site-built construction, an increase of 26.6% over 2000;

                                                                         MORE...

|X| $280.5 million in manufactured housing, down only 3.8% from 2000, despite a decrease in industry production of almost 25%; and

|X|  $201.9 million in industrial/agricultural,up 5.5% over 2000.

OUTLOOK

In January 2002, Universal completed the previously announced redemption of shares from its chairman of the board, Peter F. Secchia. Universal purchased two million shares from Chairman Secchia at a price of $18.00 per share. This transaction gave the Company the opportunity to acquire shares at an attractive purchase price and was consistent with the objectives of its previously announced share repurchase program.

The stock buy back is expected to redirect financial resources from acquisitions, which have been a key component to the Company's growth strategy, for most of 2002. Other key assumptions with respect to the Company's 2002 outlook include:

|X|  A commodity lumber market that remains stabilized;

|X| A manufactured housing market that has already reached its low point for shipments and will experience a slight recovery; |X| A D-I-Y market that shows slow to moderate growth; and

|X| A site-built housing market that will be soft for at least the first six months of the year.

With the factors expressed above in mind, the Company has targeted the following for 2002:

|X|  An increase in sales of 6% to 10%;

|X| An increase in EPS of 18% to 22%, which includes the effect of changes in accounting for goodwill, other intangible assets and related amortization.

UNIVERSAL HONORED BY FORBES

In early January, Universal was named to Forbes magazine's Platinum 400, an annual ranking of the 400 best-performing U.S. companies with more than $1 billion in annual revenue. "We are honored to be chosen by Forbes magazine as one of the top companies in 2001, which is a reflection of the talents of our management team," said Peter F. Secchia, UFPI's chairman of the board.

                                                                         MORE...

Universal Forest Products will conduct a conference call to discuss information in this news release and related matters at 11:00 a.m. EDT on Tuesday, January 29, 2002. The conference call will be hosted by William G. Currie and Michael R. Cole and will be available for analysts and institutional investors domestically at (800) 482-2239 or internationally at (303) 267-1002. Use conference call I.D. #1439502. The conference call will be available simultaneously, and in its entirety, to all interested investors and news media through a webcast at www.ufpi.com. Click on "investor relations" then "live webcast."

Universal Forest Products markets, manufactures, and engineers products for D-I-Y retail home centers, structural lumber products for the manufactured housing industry, engineered wood components for the site-built construction market and specialty wood packaging for various industries. For information about Universal Forest Products on the Internet, please contact the Company's web site at www.ufpi.com, or call 888-Buy-UFPI.

Included in this report are certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on the beliefs of the Company's management as well as on assumptions made by and information currently available to the Company at the time such statements were made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially are the following: Adverse lumber market trends, competitive activity, negative economic trends, government regulations, and weather. These risk factors and additional information are included in the Company's reports on Form 10K and 10Q on file with the Securities and Exchange Commission.


                         FINANCIAL HIGHLIGHTS TO FOLLOW

                       CONSOLIDATED STATEMENTS OF EARNINGS
                           FOR THE TWELVE MONTHS ENDED
                               DECEMBER 2001/2000

                                                 Quarter Period                     Year to Date

(In thousands, except per share data)       2001              2000              2001               2000
NET SALES                                  $326,356   100%   $280,393  100%   $1,530,031   100%  $1,387,073  100%

COST OF GOODS SOLD                          280,575  85.97    240,016 85.60    1,318,552  86.18   1,200,060 86.52
                                           --------          --------         ----------         ----------

GROSS PROFIT                                 45,781  14.03     40,377 14.40      211,479  13.82     187,013 13.48

SELLING,   GENERAL  AND
 ADMINISTRATIVE  EXPENSES                    37,055  11.35     33,143 11.82      145,722   9.52     124,391  8.97
                                           --------          --------         ----------         ----------

EARNINGS  FROM  OPERATIONS                    8,726   2.67      7,234  2.59       65,757   4.30      62,622  4.51


INTEREST EXPENSE                              2,357   0.72      2,381  0.85       12,043   0.79      12,804  0.92
INTEREST REVENUE                               (118) -0.04       (176)-0.06         (586) -0.04        (557)-0.04
                                           --------          --------         ----------         ----------
                                              2,239   0.69      2,205  0.78       11,457   0.74      12,247  0.88
                                           --------          --------         ----------         ----------

EARNINGS BEFORE  INCOME TAXES,
 MINORITY INTEREST AND EQUITY
 IN EARNINGS (LOSS) OF INVESTEE               6,487   1.98      5,029  1.80       54,300   3.56      50,375  3.62

INCOME TAXES                                  2,058   0.63      1,525  0.54       19,612   1.28      19,218  1.39
                                           --------          --------         ----------         ----------

EARNINGS BEFORE  MINORITY
 INTEREST AND EQUITY IN
 EARNINGS OF INVESTEE                         4,429   1.35      3,504  1.26       34,688   2.28      31,157  2.24


MINORITY INTEREST                              (313) -0.10       (276)-0.10       (1,792) -0.12        (750)-0.05

EQUITY IN EARNINGS
 OF INVESTEE                                      3   0.01         64  0.02          246   0.01          31  0.00
                                           --------          --------         ----------         ----------


NET EARNINGS                                 $4,119   1.26     $3,292  1.17      $33,142   2.17     $30,438  2.19
                                           ========          ========         ==========         ==========


EARNINGS PER SHARE - BASIC                    $0.21             $0.17              $1.68              $1.52

EARNINGS PER SHARE - DILUTED                  $0.20             $0.16              $1.63              $1.49

WEIGHTED AVERAGE SHARES
 OUTSTANDING                                 19,788            19,942             19,774             20,086

WEIGHTED AVERAGE SHARES
 OUTSTANDING WITH COMMON
 STOCK EQUIVALENTS                           20,428            20,400             20,377             20,477


SUPPLEMENTAL SALES DATA

                                               Quarter Period                        Year to Date

Market Classification                      2001        %     2000       %       2001        %      2000       %
- ---------------------                      ----        -     ----       -       ----        -      ----       -
Do-It-Yourself                            $ 136,415    42%   $114,266   41%    $ 738,906    48%   $ 660,248   48%
Site-Built Construction                      74,091    23%     65,457   23%      308,730    20%     243,864   18%
Manufactured Housing                         70,074    21%     57,222   20%      280,461    19%     291,551   21%
Industrial and Other                         45,776    14%     43,448   16%      201,934    13%     191,410   13%
                                         ----------- ----------------------- ------------ ------------------------
Total                                     $ 326,356   100%   $280,393  100%   $1,530,031   100%  $1,387,073  100%


                           CONSOLIDATED BALANCE SHEETS
                               DECEMBER 2001/2000

(In thousands)
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                        LIABILITIES AND
ASSETS                                         2001           2000      SHAREHOLDERS' EQUITY                      2001        2000
- ------------------------------------------------------------------------------------------------------------------------------------

CURRENT ASSETS                                                         CURRENT LIABILITIES
  Cash and cash equivalents                  $ 22,887       $ 2,392      Notes payable                        $   1,402    $   1,270
  Restricted cash equivalents                       -         1,364      Accounts payable and
  Accounts receivable                          86,256        64,386        accrued liabilities                   89,078       69,985
  Inventories                                 120,769       123,191      Current portion of long-term
  Other current assets                          5,054         9,026        debt and capital leases               20,415        8,783

                                             ----------------------                                             --------------------
TOTAL CURRENT ASSETS                          234,966       200,359    TOTAL CURRENT LIABILITIES                110,895       80,038

OTHER ASSETS                                   11,585        11,392    LONG-TERM DEBT AND CAPITAL
GOODWILL AND NON-COMPETE                      122,996       105,579    LEASES, less current portion             154,370      150,807
                                                                       OTHER LIABILITIES                         19,082       18,706
PROPERTY, PLANT
AND EQUIPMENT,  NET                           181,662       167,990    TEMPORARY SHAREHOLDERS'
                                             ----------------------      EQUITY                                  36,000            -

                                                                       SHAREHOLDERS' EQUITY                     230,862      235,769
                                                                                                                --------------------


                                                                       TOTAL LIABILITIES AND
TOTAL ASSETS                                $ 551,209     $ 485,320      SHAREHOLDERS' EQUITY                 $ 551,209    $ 485,320
                                            =======================                                           ======================


                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           FOR THE TWELVE MONTHS ENDED
                               DECEMBER 2001/2000

- ------------------------------------------------------------------------------------------------------------------------------------
(In thousands)                                                                             2001                      2000
- ------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings                                                                             $33,142                   $30,438
Adjustments to reconcile net earnings to net cash
  from operating activities:
      Depreciation                                                                        20,101                    17,659
      Amortization of non-compete agreements and goodwill                                  4,375                     3,803
      Loss on sale or impairment of property, plant and equipment                          1,445                       422
      Changes in:
        Accounts receivable                                                               (9,163)                   14,134
        Inventories                                                                        7,461                    13,001
        Accounts payable                                                                   9,891                   (12,099)
        Accrued liabilities and other                                                     10,804                      (353)
                                                                                         -------                   -------
          NET CASH FROM OPERATING ACTIVITIES                                              78,056                    67,005

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant, and equipment                                              (22,748)                  (29,436)
Acquisitions, net of cash received                                                       (49,534)                  (32,557)
Proceeds from sale of property, plant and equipment                                        2,497                     1,040
Other                                                                                      1,291                    (1,738)
                                                                                         -------                   -------
          NET CASH FROM INVESTING ACTIVITIES                                             (68,494)                  (62,691)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings under revolving credit facilities and notes payable                        23,129                     4,090
Proceeds from issuance of long-term debt                                                   2,500                     7,045
Repayment of long-term debt                                                              (10,696)                   (7,888)
Proceeds from issuance of common stock                                                       870                       480
Distributions to minority shareholder                                                     (1,650)                        -
Dividends paid to shareholders                                                            (1,683)                   (1,605)
Repurchase of common stock                                                                (1,537)                   (8,150)
                                                                                         -------                   -------
          NET CASH FROM FINANCING ACTIVITIES                                              10,933                    (6,028)
                                                                                         -------                   -------


NET CHANGE IN CASH AND CASH EQUIVALENTS                                                   20,495                    (1,714)

CASH AND CASH EQUIVALENTS, BEGINNING
  OF YEAR                                                                                  2,392                     4,106
                                                                                         -------                   -------

CASH AND CASH EQUIVALENTS, END OF YEAR                                                   $22,887                    $2,392
                                                                                         =======                   =======